Exhibit 10.3

AMENDMENT NO. 7 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 7 TO CREDIT AGREEMENT (this “Amendment”) is dated as of October 29, 2010, by and among Cornerstone Operating Partnership, L.P., a Delaware limited partnership (the “Administrative Borrower”), each of the “Borrowing Base Subsidiaries” party hereto (together with the Administrative Borrower, each a “Borrower” and collectively, “Borrowers”), the “Guarantors” signatory hereto (together with Borrowers, the “Credit Parties”), HSH Nordbank AG, New York Branch, a German banking corporation acting through its New York branch, as lender (together with its successors and assigns, each a “Lender” and collectively the “Lenders”), and HSH Nordbank AG, New York Branch, a German banking corporation acting through its New York branch, in its capacity as administrative agent for the Lenders (in its capacity as administrative agent for the Lenders, together with any permitted successor administrative agent, the “Administrative Agent”) and arranger.  Capitalized terms not defined herein shall have the respective meanings set forth in the Credit Agreement (as defined below).

Recitals

WHEREAS, Borrowers, Guarantors, Lenders and Administrative Agent have entered into that certain Credit Agreement dated as of June 30, 2006 (the “Original Credit Agreement”), as amended by that certain Amendment and Waiver No. 1 to Credit Agreement, dated as of July 31, 2007 (“Amendment No. 1 to Credit Agreement”), that certain Amendment No. 2 to Credit Agreement, dated as of November 14, 2007 (“Amendment No. 2 Credit Agreement”), that certain Amendment No. 3 to Credit Agreement, dated as of June 30, 2008 (“Amendment No. 3 to Credit Agreement”), that certain Amendment No. 4 to Credit Agreement, dated as of June 30, 2010 (“Amendment No. 4 to Credit Agreement”), that certain Amendment No. 5 to Credit Agreement, dated as of August 31, 2010 (“Amendment No. 5 to Credit Agreement”) and that certain Amendment No. 6 to Credit Agreement, dated as of September 30, 2010 (“Amendment No. 6 to Credit Agreement”, together with the Original Credit Agreement, Amendment No. 1 to Credit Agreement, Amendment No. 2 to Credit Agreement, Amendment No. 3 to Credit Agreement, Amendment No. 4 to Credit Agreement, Amendment No. 5 to Credit Agreement and as otherwise modified, amended or supplemented from time to time, collectively, the “Credit Agreement”);

WHEREAS, pursuant to (i) that certain Joinder and Amendment Agreement dated as of November 30, 2006, among COP-Goldenwest, LLC, a California limited liability company (“COP-Goldenwest”), Administrative Borrower, the Guarantors, Lenders and Administrative Agent, (ii) that certain Joinder Agreement dated as of November 30, 2006, among, COP-Western Ave., LLC a California limited liability company (“COP-Western”), COP-Goldenwest, Administrative Borrower, the Guarantors, Lenders and Administrative Agent, (iii) that certain Joinder Agreement dated as of January 19, 2007, among COP-Deer Valley, LLC, an Arizona limited liability company (“COP-Deer Valley”), COP-Western, COP-Goldenwest, Administrative Borrower, the Guarantors, Lenders and Agent, and (iv) that certain Joinder Agreement dated as of September 28, 2007, among COP-Pinnacle Peak, LLC, an Arizona limited liability company (“COP-Pinnacle Peak”), COP-Western, COP-Goldenwest, COP-Deer Valley, Administrative Borrower, the Guarantors, Lenders and Agent, each of COP-Goldenwest, COP-Western, COP-Deer Valley and COP-Pinnacle Peak were joined to the Credit Agreement and the other Financing Documents, each as a “Borrower” and as a “Borrowing Base Subsidiary.”

WHEREAS, the payment of the Obligations and the performance of the other obligations of Borrowers under the Credit Agreement and the other Financing Documents are secured by, amongst other things, (i) that certain Deed of Trust, Assignment of Leases and Rents, Fixture Filing and Security Agreement, by COP-Goldenwest, as grantor, in favor of Commonwealth Land Title Company, solely as trustee, for the benefit of Administrative Agent, recorded as of December 1, 2006 in the Official Records of Orange County, California, as Instrument No. 2006000808373, as amended by that certain First Amendment to Deed of Trust, dated as of June 30, 2010, recorded as of July 6, 2010 in the Official Records of Orange County, California as instrument No. 2010000316843 (as amended and modified, from time to time, the “Goldenwest Deed of Trust”), (ii) that certain Assignment of Leases and Rents, by COP-Goldenwest, in favor of Administrative Agent, recorded as of December 1, 2006 in the Official Records of Orange County, California, as Instrument No. 2006000808374 (the “Goldenwest Assignment”), (iii) that certain Deed of Trust, Assignment of Leases and Rents, Fixture Filing and Security Agreement, by COP-Western, as grantor, in favor of Commonwealth Land Title Company, solely as trustee, for the benefit of Administrative Agent, recorded as of December 1, 2006 in the Official Records of Los Angeles County, California, as Instrument No. 2006266762, as amended by that certain First Amendment to Recorded Documents, dated as of June 30, 2010, recorded as of July 6, 2010 in the Official Records of Los Angeles County, California as Instrument No. 20100918735 (as amended and modified, from time to time, the “Western Deed of Trust”), (iv) that certain Assignment of Leases and Rents, by COP-Western, in favor of Administrative Agent, recorded as of December 1, 2006 in the Official Records of Los Angeles County, California, as Instrument No. 20062667663, as amended by that certain First Amendment to Recorded Documents, dated as of June 30, 2010, recorded as of July 6, 2010 in the Official Records of Los Angeles County, California as Instrument No. 20100918735 (as amended and modified, from time to time (the “Western Assignment”), (v) that certain Deed of Trust, Assignment of Leases and Rents, Fixture Filing and Security Agreement, by COP-Deer Valley, as grantor, in favor of Magnus Title Agency, solely as trustee, for the benefit of Administrative Agent, recorded as of January 22, 2007 in the Official Records of Maricopa County, Arizona, as Instrument No. 20070081545, as amended by that certain First Amendment to Recorded Documents, dated as of June 30, 2010, recorded as of July 2, 2010 in the Official Records of Maricopa County, Arizona as Instrument No. 20100566186 (as amended and modified, from time to time, the “Deer Valley Deed of Trust”), (vi) that certain Assignment of Leases and Rents, by COP-Deer Valley, in favor of Administrative Agent, recorded as of January 22, 2007 in the Official Records of Maricopa County, Arizona, as Instrument No. 20070081546, as amended by that certain First Amendment to Recorded Documents, dated as of June 30, 2010, recorded as of July 2, 2010 in the Official Records of Maricopa County, Arizona as Instrument No. 20100566186 (as amended and modified, from time to time, the “Deer Valley Assignment”), and (vii) that certain Deed of Trust, Assignment of Leases and Rents, Fixture Filing and Security Agreement, by COP-Pinnacle Peak, as grantor, in favor of Lawyers Title Insurance Corporation, solely as trustee, for the benefit of Administrative Agent, recorded as of October 2, 2007 in the Official Records of Maricopa County, Arizona, as Instrument No. 20071083931, as amended by that certain First Amendment to Recorded Documents, dated as of June 30, 2010, recorded as of July 2, 2010 in the Official Records of Maricopa County, Arizona as Instrument No. 20100566179 (as amended and modified, from time to time, the “Pinnacle Peak Deed of Trust”) and (viii) that certain Assignment of Leases and Rents, by COP-Pinnacle Peak, in favor of Administrative Agent, recorded as of October 2, 2007 in the Official Records of Maricopa County, Arizona, as Instrument No. 20071083932, as amended by that certain First Amendment to Recorded Documents, dated as of June 30, 2010, recorded as of July 2, 2010 in the Official Records of Maricopa County, Arizona as Instrument No. 20100566179 (as amended and modified, from time to time, the “Pinnacle Peak Assignment”).  The Goldenwest Deed of Trust, the Western Deed of Trust, the Deer Valley Deed of Trust and the Pinnacle Peak Deed of Trust hereafter collectively the “Existing Deeds of Trust”.  The Goldenwest Assignment, the Western Assignment, the Deer Valley Assignment and the Pinnacle Peak Assignment hereafter collectively the “Existing Assignments.”

NOW THEREFORE in consideration of the promises and mutual covenants contained herein, the parties hereto agree as follows:

1.  Amendments.  Upon satisfaction of all of the conditions of effectiveness set forth in Section 2 below, the following amendments shall take effect:

1.1           The definition of the term “Maturity Date” set forth in Section 1.01 of the Loan Agreement is hereby deleted and replaced with the following text:

““Maturity Date” means the Initial Maturity Date; provided, however that (a) if the Borrowers shall have elected to extend the Maturity Date pursuant to the First Extension Option then, from and after the effectiveness of the First Extension Option, “Maturity Date” shall mean the First Extended Maturity Date, (b) if the Borrowers shall have elected to extend the Maturity Date pursuant to the Second Extension Option then, from and after the effectiveness of the Second Extension Option, “Maturity Date” shall mean the Second Extended Maturity Date and (c) if the Borrowers shall have satisfied the conditions set forth in Amendment No. 7 to Credit Agreement, “Maturity Date” shall mean November 14, 2010.  Anything in this definition to the contrary notwithstanding, if the entire principal balance of the Loans shall become due and payable by acceleration or otherwise on or before the then Maturity Date, then from and after such principal balance becoming due, “Maturity Date” shall mean such earlier date.”

1.2           The following definitions are added to and made a part of the Credit Agreement:

“Amendment No. 7 to Credit Agreement” means that certain Amendment No. 6 to Credit Agreement, dated as of October 29, 2010 by and among the Credit Parties, Administrative Agent and Lenders.”

2.  Effectiveness of this Amendment. The amendments set forth in Section 1 above shall not be effective or binding (without affecting the other provisions of this Amendment) until the following conditions have been satisfied or waived in writing by Administrative Agent, in Administrative Agent’s sole and absolute discretion (the date on which all such conditions being satisfied or waived, the “Effective Date”):

2.1           Amendment Fee.  Borrower has paid to Administrative Agent an amendment fee (the “Amendment Fee”) in an amount equal to fifteen thousand five hundred and 00/100ths Dollars ($15,500.00).

2.2           Principal Reduction.  Borrower has made a principal reduction payment to Administrative Agent in an amount equal to two hundred thousand and 00/100ths dollars ($200,000.00) (the “Principal Reduction Payment”);

2.3           Execution of Documents.  Administrative Agent shall have received each of the following documents (collectively the “Transaction Documents”) duly executed and delivered by each of the parties thereto:

(a)           this Amendment; and

(b)           such other documents and instruments requested by Administrative Agent.

2.4           Title Updates. Administrative Agent shall have obtained, at Borrowers’ expense, such new lender’s title policies or modification, date-down or other endorsements to Lenders’ existing title policies as Administrative Agent may require to insure the continued validity of the Existing Deeds of Trust, as amended, and their, respective, continuing first lien priority on each of the Borrower Base Properties, subject of the Existing Deeds of Trust, over all encumbrances not previously approved in writing by Administrative Agent.

2.5           No Defaults.  As of the Effective Date no Default or Event of Default shall have occurred and be continuing, provided, that the parties hereto acknowledge and agree that Borrowers are not in compliance with their covenant that REIT shall, at all times, maintain Unencumbered Cash or Cash Equivalents of not less than $10,000,000 (the “Existing Non-Compliance”).  The foregoing shall not constitute a waiver of any Default or Event of Default under the Financing Documents, provided that Administrative Agent agrees, until the earlier to occur of (a) the occurrence of a Default or Event of Default (other than the Existing Non-Compliance) or (b) the November 14, 2010, the Existing Non-Compliance shall not constitute a Default or Event of Default.

2.6           Payment of Expenses.  Borrowers shall have paid to Administrative Agent all costs and expenses incurred in connection with this Amendment as provided in Section 7 hereof.

2.7           Representations and Warranties.  The representations and warranties of the Credit Parties set forth in Section 3 of this Amendment shall be true and correct in all material respects on and as of the Effective Date; provided that any such representations and warranties that by their express terms are made as of a specific date shall be true and correct in all material respects as of such specific date.

3.  Representations and Warranties.  To induce Lenders and Administrative Agent to enter into this Amendment, the Credit Parties hereby represent and warrant that:

3.1  The outstanding principal amount of the Loan as of the date hereof, after giving effect to the Principal Reduction Payment, is $15,545,000.00.

3.2  The execution, delivery and performance by each Credit Party of this Amendment, the other Transaction Documents, and any other documents in connection herewith, or therewith, to which it is a party are (a) within its powers and have been duly authorized by all necessary action, (b) require no action by or in respect of, or filing with, any Governmental Authority, any property manager or other third party, (c) do not contravene, or constitute a breach of or default under, any provision of applicable law or regulation, any of its constitutive documents or of any judgment, injunction, order, decree, permit, license, note, mortgage, agreement or other instrument binding upon such Person or any of its Subsidiaries or their respective assets and (d) do not result in the creation or imposition of any Lien on any asset of any Credit Party or any of its Subsidiaries.

3.3  This Amendment, the other Transaction Documents and such other documents and instruments executed by such Credit Party in connection herewith, or therewith, have been duly executed and delivered by each Credit Party and constitutes a valid and binding agreement of each Credit Party, in each case enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or moratorium or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

3.4  Each of the representations and warranties contained in Article III of the Credit Agreement, as modified herein, is true and correct, in all material respects, as of the date hereof, as though made on, and as of, the date hereof; provided that any such representations and warranties that by their express terms are made as of a specific date shall be true and correct in all material respects as of such specific date.

4.  Ratification of Credit Agreement.  Except as specifically amended hereby, the terms and conditions of the Credit Agreement and the other Financing Documents are in all respects ratified and confirmed and remain in full force and effect.

5.  Governing Law.   THIS AMENDMENT, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATION LAW OF THE STATE OF NEW YORK, SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION, as more fully set forth in Section 9.09 of the Credit Agreement, which Section 9.09 is incorporated herein mutatis mutandis as though set forth herein in full.

6.      Compliance, Release.  As additional consideration for Administrative Agent and Lenders to enter into this Amendment, the Credit Parties hereby acknowledge and agree that, as of the date of this Amendment: (i) Administrative Agent and Lenders have fully complied with all of their respective obligations under the Financing Documents, (ii) the Credit Parties have no knowledge of any act or omission on the part of Administrative Agent or Lenders that constitutes a default by Administrative Agent or Lenders under any of the Financing Documents (or that, with the giving of notice, the passage of time, or both, would constitute a default by the Administrative Agent or Lenders thereunder), (iii) the Credit Parties have no knowledge of any fact or circumstance that would prevent or prohibit Administrative Agent or Lenders from enforcing the Financing Documents, and (iv) the Credit Parties have no claims, demands, damages, suits, cross-complaints, causes of action or debts of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any portion of its obligation to repay the Loans or to seek any affirmative relief from Administrative Agent or Lenders with respect to the Loans or the Borrowing Base Properties.  The Credit Parties hereby release and forever discharge, and agree to indemnify, defend and hold harmless, Administrative Agent and Lenders and their respective agents, servants, employees, directors, officers, trustees, beneficiaries, attorneys, branches, affiliates, subsidiaries, successors and assigns, of and from all damages, losses, claims, demands, liabilities, obligations, actions, suits and causes of action whatsoever, that the Credit Parties may now have or claim to have against Administrative Agent or Lenders as of the date of this Amendment, and whether presently known or unknown, and of every nature and extent whatsoever, on account of or in any way concerning or arising out of the Borrowing Base Properties or the Loans, or founded upon any of the Financing Documents, including, but not limited to, all such loss or damage of any kind heretofore sustained or that may arise as a consequence of the dealings between the parties up to and including the date of this Amendment.  The Credit Parties acknowledge and agree that this release is intended to extend to claims they do not know or suspect to exist.

7.      Payment of Administrative Agent’s and Lenders’ Expenses.  Borrowers agree to reimburse Administrative Agent and Lenders for all out-of-pocket expenses incurred by Administrative Agent and Lenders in connection with the drafting, negotiation, execution, delivery and performance of this Amendment and all related documents, including, but not limited to, reasonable attorneys’ fees and costs incurred by Administrative Agent and Lenders, premiums for any endorsements to Lenders’ existing title policies, recording charges, escrow fees and all other costs.

8.      Appraisal.  As additional consideration for Administrative Agent’s agreement to enter into this Amendment, Borrowers acknowledge and agree that Lender shall be entitled to immediately order Appraisals, at Borrowers’ sole cost and expense, with respect to the Borrower Base Properties subject to the Existing Deeds of Trust.

9.      Counterparts; Integration; Effectiveness.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Amendment, and the other Financing Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Except as provided in Section 3 hereof, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

Signatures on the following page.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first set forth above.

“BORROWERS”

CORNERSTONE OPERATING PARTNERSHIP, L.P.

By:	Cornerstone Core Properties REIT, Inc.
its General Partner

	By:	/s/ Sharon C. Kaiser
Name: Sharon C. Kaiser
Title: Chief Financial Officer

COP-GOLDENWEST, LLC

By:	Cornerstone Operating Partnership, L.P.
its sole Member

	By:	Cornerstone Core Properties REIT, Inc.
its General Partner

		By:	/s/ Sharon C. Kaiser
Name: Sharon C. Kaiser
Title: Chief Financial Officer

COP-WESTERN AVE., LLC

By:	Cornerstone Operating Partnership, L.P.
its sole Member

	By:	Cornerstone Core Properties REIT, Inc.
its General Partner

		By:	/s/ Sharon C. Kaiser
Name: Sharon C. Kaiser
Title: Chief Financial Officer

signature page continues

COP-DEER VALLEY, LLC

By:	Cornerstone Operating Partnership, L.P.
its sole Member

	By:	Cornerstone Core Properties REIT, Inc.
its General Partner

		By:	/s/ Sharon C. Kaiser
Name: Sharon C. Kaiser
Title: Chief Financial Officer

COP-PINNACLE PEAK, LLC

By:	Cornerstone Operating Partnership, L.P.
its sole Member

	By:	Cornerstone Core Properties REIT, Inc.
its General Partner

		By:	/s/ Sharon C. Kaiser
Name: Sharon C. Kaiser
Title: Chief Financial Officer

“GUARANTORS” and
“RECOURSE LIABILITY PARTY”

CORNERSTONE CORE PROPERTIES REIT, INC.

By:	/s/ Sharon C. Kaiser
Name: Sharon C. Kaiser
Title: Chief Financial Officer

CORNERSTONE REALTY ADVISORS, LLC

By:	/s/ Sharon C. Kaiser
Name: Sharon C. Kaiser
Title: Chief Financial Officer

By:	/s/ Sharon C. Kaiser
Name: Sharon C. Kaiser
Title: Chief Financial Officer

signature page continues

“ADMINISTRATIVE AGENT”

HSH NORDBANK AG, NEW YORK BRANCH

By :	/s/ Heidrun Meyer
Name: Heidrun Meyer
Title: Senior Vice President

By :	/s/ Michael Carter
Name: Michael Carter
Title: Senior Vice President

“LENDERS”

HSH NORDBANK AG, NEW YORK BRANCH

By :	/s/ Heidrun Meyer
Name: Heidrun Meyer
Title: Senior Vice President

By :	/s/ Michael Carter
Name: Michael Carter
Title: Senior Vice President